Principal Life Insurance Company 711 High Street, Des Moines, IA 50392 515 247 5111 tel
May 3, 2024
Via EDGAR
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:    Principal Life Insurance Company Variable Life Separate Account (“Registrant”)
    File Nos. 811-05118

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the Registrant certifies that the form of Statement of Additional Information that would have been filed under Rule 497(b) or (c) under the Act for each Policy listed below would not have differed from those contained in the Amendment identified below for each such Policy.

Policy Name	Amendment No.	Registration No.
Principal Variable Universal Life Accumulator	26	333-65690
Principal Variable Universal Life Accumulator II	23	333-100838
Principal Benefit Variable Universal Life	24	333-89446
Principal Benefit Variable Universal Life II	16	333-149363
Principal Executive Variable Universal Life	25	333-81714
Principal Executive Variable Universal Life II	22	333-149215
Principal Executive Variable Universal Life III	7	333-234718
Principal Flexible Variable Life	47	033-13481
PrinFlex Life	36	333-00101
Principal Survivorship Flexible Premium Variable Universal Life	27	333-71521
Principal Variable Universal Life Income	21	333-115269
Principal Variable Universal Life Income II	16	333-146896
Principal Variable Universal Life Income IV	2	333-263344

The Amendments were filed electronically with the Securities and Exchange Commission on April 30, 2024 and are the most recent post-effective amendments to the Registrant’s registration statement with respect to the Policies.

If you have any questions regarding this filing, please call me at 515-247-6785.

Very truly yours,

/s/ Scott Van Wyngarden

Scott Van Wyngarden
Counsel